Exhibit 32
CERTIFICATION
The undersigned certify pursuant to 18 U.S.C. § 1350, that:
(1) The accompanying Quarterly Report on Form 10-QSB for the period ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2007	/s/ Mark N. Schwartz
Chief Executive Officer

Date: November 14, 2007	/s/ Mark P. O’Neill
Manager of Finance and Accounting

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